22. OTHER NON-CURRENT ASSETS (Tables)	12 Months Ended
Dec. 31, 2017
Other Non-current Assets Tables
Other non-current assets
IN MILLIONS OF USD	DEC 31, 2017	DEC 31, 2016
Guarantee deposits	2.5	1.8
Loans and contractual receivables	24.4	26.4
Other	0.1	6.7
Subtotal	27.0	34.9

Allowances	(2.1)	(3.8)
Total	24.9	31.1

Changes in allowances for other non-current assets
IN MILLIONS OF USD	2017	2016

Balance at January 1	(3.8)	(2.4)
Creation	(0.3)	(1.4)
Utilization	2.0	-
Balance at December 31	(2.1)	(3.8)